Cross Country Healthcare Announces Upcoming Retirement of CEO

BOCA RATON, Fla., Sept. 10, 2018 /PRNewswire/ -- Cross Country Healthcare, Inc. (the "Company" or "Cross Country") (Nasdaq: CCRN) today announced that William J. Grubbs intends to retire as President, Chief Executive Officer and a member of the Board of Directors of the Company when his contract expires at the end of March 2019 or, if earlier, the date the Board of Directors appoints a new Chief Executive Officer. To ensure an orderly transition, Mr. Grubbs will remain in his current roles until such time and will assist the Board in its search for his successor.

Cross Country's Board of Directors has retained Heidrick & Struggles, a nationally recognized executive search firm, to lead the search and will consider both internal and external candidates. The process is expected to take about six months.

"After almost six years as President and Chief Executive Officer of Cross Country Healthcare, I am confident that now is the right time to transition to new leadership to drive the Company into its next phase of growth and improved profitability," said Mr. Grubbs. "Since 2012, Cross Country has significantly improved its competitive position as a national healthcare staffing provider and has transformed itself into a leader in workforce solutions, almost doubling revenues from $443 million to $865 million in 2017 and growing Adjusted EBITDA from $4 million to $43 million in 2017. This growth is a testament to our strong management team and talented employees that have positioned the Company for continued success moving forward and I want to thank them for the great work they have done."

"Bill has led Cross Country through a period of tremendous growth and financial improvement, and Cross Country is much stronger today than when he joined us almost six years ago," said Thomas C. Dircks, Chairman of the Board. "We are grateful that Bill plans to assist the Cross Country Board of Directors with the leadership transition and we would like to take this opportunity to thank Bill for his many significant contributions to the Company during his tenure," said Mr. Dircks.

Cross Country also today reaffirmed its third quarter 2018 guidance ranges of $195 million to $205 million of Revenue; Gross Profit Margin of 25.5% to 26.0%; Adjusted EBITDA of $8 million to $9 million; and Adjusted EPS of $0.02 - $0.04. These estimates are based on current management expectations and, as such, are forward-looking and actual results may differ materially. The above ranges do not include the potential impact of any divestitures, mergers, acquisitions or other business combinations, any changes in debt structure, any share repurchases, or the replacement of its legacy travel nurse and allied staffing system, as may have occurred either during the quarter or which may occur in the future. Please refer to the Company's forms 8-K filed with the SEC on August 1, 2018 and August 2, 2018 for additional information.

ABOUT CROSS COUNTRY HEALTHCARE
Cross Country Healthcare is a national leader in providing innovative healthcare workforce solutions and staffing services. Our solutions leverage our nearly 40 years of expertise and insight to assist clients in solving complex labor-related challenges while maintaining high quality outcomes. We are dedicated to recruiting and placing highly qualified healthcare professionals in virtually every specialty and area of expertise. Our diverse client base includes both clinical and nonclinical settings, servicing acute care hospitals, physician practice groups, outpatient and ambulatory-care centers, nursing facilities, both public schools and charter schools, rehabilitation and sports medicine clinics, government facilities, and homecare. Through our national staffing teams and network of 72 office locations, we are able to place clinicians on travel and per diem assignments, local short-term contracts and permanent positions. We are a market leader in providing flexible workforce management solutions, which include managed service programs (MSP), internal resource pool consulting and development, electronic medical record (EMR) transition staffing, recruitment process outsourcing, predictive modeling, and other outsourcing and consultative services. In addition, we provide both retained and contingent placement services for healthcare executives, physicians, and other healthcare professionals.

Copies of this and other news releases as well as additional information about Cross Country Healthcare can be obtained online at www.crosscountryhealthcare.com. Shareholders and prospective investors can also register to automatically receive the Company's press releases, SEC filings and other notices by e-mail.

FORWARD LOOKING STATEMENTS
In addition to historical information, this press release contains statements relating to our future results (including certain projections and business trends) that are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and are subject to the "safe harbor" created by those sections. Forward-looking statements consist of statements that are predictive in nature, depend upon or refer to future events. Words such as "expects", "anticipates", "intends", "plans", "believes", "estimates", "suggests", "appears", "seeks", "will", and variations of such words and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements. These factors include, but are not limited to, the following: our ability to attract and retain qualified nurses, physicians and other healthcare personnel, costs and availability of short-term housing for our travel healthcare professionals, demand for the healthcare services we provide, both nationally and in the regions in which we operate, the functioning of our information systems, the effect of cyber security risks and cyber incidents on our business, the effect of existing or future government regulation and federal and state legislative and enforcement initiatives on our business, our clients' ability to pay us for our services, our ability to successfully implement our acquisition and development strategies, including our ability to successfully integrate acquired businesses and realize synergies from such acquisitions, the effect of liabilities and other claims asserted against us, the effect of competition in the markets we serve, our ability to successfully defend the Company, its subsidiaries, and its officers and directors on the merits of any lawsuit or determine its potential liability, if any, and other factors set forth in Item 1A. "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2017, and our other Securities and Exchange Commission filings made prior to the date hereof.

Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results and readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's opinions only as of the date of this press release. There can be no assurance that (i) we have correctly measured or identified all of the factors affecting our business or the extent of these factors' likely impact, (ii) the available information with respect to these factors on which such analysis is based is complete or accurate, (iii) such analysis is correct or (iv) our strategy, which is based in part on this analysis, will be successful. The Company undertakes no obligation to update or revise forward-looking statements. All references to "we", "us", "our", or "Cross Country" in this press release mean Cross Country Healthcare, Inc. and its subsidiaries.

CONTACT: Cross Country Healthcare, Inc., Christopher R. Pizzi, SVP and Chief Financial Officer, (561) 237-6202, cpizzi@crosscountry.com